UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2013

EASTERN AMERICAN NATURAL GAS TRUST

(Exact name of Registrant as specified in its charter)

Delaware	1-11748	36-7034603
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee

Global Corporate Trust

919 Congress Avenue

Austin, Texas  78701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (800) 852-1422

Not applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(d)                                 In connection with the liquidation of Eastern American Natural Gas Trust (the “Trust”), the Trust has notified the New York Stock Exchange (the “NYSE”) of its intention to delist its Depositary Units from listing on the NYSE.  The Trust requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) on May 28, 2013 a Form 25 notification of removal of the Trust’s Depositary Units from listing on the Exchange and to effect the deregistration of the Depositary Units and to deregister the Depositary Units from Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Immediately upon the filing of Form 25, the Trust will no longer be obligated to file certain Exchange Act reports with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                                                                        Press Release Announcing Intention to Delist, dated May 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eastern American Natural Gas Trust

	By:	The Bank of New York Mellon Trust Company, N.A.,
as Trustee

	By:	/s/ Sarah Newell
	Name:	Sarah Newell
	Title:	Vice President

Date: May 14, 2013

Exhibit Index

Exhibit Number	Description

99.1	Press Release Announcing Intention to Delist, dated May 14, 2013.